UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
April 25, 2019
Date of Report
(Date of earliest event reported)
WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35638	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (302) 792-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 40.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in Item 5.07 of this Current Report on Form 8-K, WSFS Financial Corporation (the “Company”) held its annual meeting of stockholders on April 25, 2019, and upon recommendation of the Company’s Board of Directors, the stockholders voted on and approved an amendment to the Company’s Amended and Restated Certificate of Incorporation. The amendment increases the number of authorized shares of the Company’s common stock from 65,000,000 to 90,000,000.
A copy of the amendment is filed herewith as Exhibit 3.1
Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The annual meeting of the stockholders of the company was held on April 25, 2019.
(b) At the meeting, the stockholders:

•
elected all four director nominees named in the 2019 Proxy Statement to the company's Board of Directors for three-year terms expiring at the annual meeting of stockholders to be held in 2022, elected one director named in the 2019 Proxy Statement to the company's Board of Directors for a two-year term ending at the annual meeting of stockholders to be held in 2021, and elected two directors named in the 2019 Proxy Statement to the company's Board of Directors for a one year term ending at the annual meeting of stockholders to be held in 2020.

•	approved the amendment of the company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the company's common stock from 65,000,000 to 90,000,000 shares

•	ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•	approved an advisory (non-binding) vote on the compensation of the Company's named executive officers.
Proposal Number 1: Election of Directors

For a three year term expiring 2022
	For	Withheld	Broker Non-vote
Mr. Francis B. Brake, Jr.	41,426,086	401,605	6,556,559
Ms. Karen Dougherty Buchholz	41,338,491	489,200	6,556,559
Mr. Christopher T. Gheysens	41,162,411	665,280	6,556,559
Mr. Rodger Levenson	41,117,629	710,062	6,556,559

For a two year term expiring 2021
	For	Withheld	Broker Non-vote
Mr. Marvin N. Schoenhals	39,425,939	2,401,752	6,556,559

For a one year term expiring 2020
	For	Withheld	Broker Non-vote
Mr. Eleuthère I. du Pont	41,404,415	423,276	6,556,559
Mr. David G. Turner	41,365,867	461,824	6,556,559
Proposal Number 2: Amendment of the Company's Amended and Restated Certificate of Incorporation

For	Against	Abstain	Broker Non-vote
47,099,136	1,072,669	123,429	89,016

Proposal Number 3: Ratification of the Appointment of Independent Registered Public Accounting Firm (KMPG LLP)

For	Against	Abstain	Broker Non-vote
46,465,819	1,896,535	21,896	—
Proposal Number 4: Advisory (Non-binding) Vote on the Compensation of the Company's Named Executive Officers

For	Against	Abstain	Broker Non-vote
40,628,109	1,065,542	134,040	6,556,559

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Number	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of WSFS Financial Corporation, as filed with the Secretary of State of the State of Delaware on April 30, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	April 30, 2019	By:	/s/ Dominic C. Canuso
Dominic C. Canuso Executive Vice President and Chief Financial Officer